Hodges Small Cap Fund
SUMMARY PROSPECTUS « JULY 29, 2024 Retail Class Ticker HDPSX Institutional Class Ticher HDSIX

Before you invest, you may want to review the Hodges Small Cap Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1-866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, both dated July 29, 2024.

Investment Objective. The primary investment objective of the Hodges Small Cap Fund (the “Small Cap Fund”) is to long-term capital appreciation.

Fees and Expenses of the Small Cap Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase of Retail Class shares and 60 days of purchase for Institutional Class shares )	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail Class Shares	Institutional Class Shares
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.36%	1.11%

Example. This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same, and takes into account the effect of the Operating Expenses Limitation Agreement through September 30, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class Shares	$138	$431	$745	$1,635
Institutional Class Shares	$113	$353	$612	$1,352

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Portfolio Turnover. The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Fund’s performance. For the fiscal year ended March 31, 2024, the Small Cap Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of small capitalization (“small cap”) companies. The Small Cap Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Index. As of the last reconstitution date, June 28, 2024, the market capitalization of companies in the Russell 2000® Index ranged from $150.4 million to $7.1 billion. The Adviser seeks to buy securities of companies that it believes are undervalued, under-followed and/or offer above-average growth prospects. The remaining 20% of the Fund’s net assets may be invested in the stocks of micro, mid and/or large capitalization companies, U.S. government securities and other investment companies, including exchange-traded funds (“ETFs”). Although most of the Fund’s securities will be domestic, the Fund may invest up to 25% of its net assets in equity securities of foreign issuers, including those in emerging markets, which may include both direct investments and investments in U.S. dollar denominated foreign securities, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) consistent with the Fund’s investment objective. From time to time, the Fund may engage in short sale transactions with respect to 10% of its net assets. The Fund uses a “bottom-up” approach in investing. The Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices. The Fund may also sell options purchased and write “covered” put and call options. The Small Cap Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Adviser considers selling a security in the Small Cap Fund’s portfolio if the Adviser believes that security has become overvalued or has reached its growth potential. In addition, in an attempt to increase the Small Cap Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Adviser may take tax considerations into account in deciding whether or when to sell a particular security. The Small Cap Fund’s portfolio turnover could exceed 100% in a given year. A high turnover may result in the realization and distribution of capital gains, as well as higher transaction costs. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of March 31, 2024, 29.45% of the Small Cap Fund’s net assets were invested in securities within the consumer cyclical sector.

Note: Because there are practical limits to the amount of small cap assets that can be effectively managed, the Small Cap Fund will close to new investors when it reaches an asset size as determined by the Adviser to be too large to sustain additional assets. Shareholders will be provided 30 days’ written notice upon such conditions. If the Small Cap Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Small Cap Fund. The principal risks of investing in the Small Cap Fund are:

•	Smaller Company Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Small Cap Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.
•	Equity Securities Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•	Investment Style Risk: Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Small Cap Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment
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styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Small Cap Fund, regardless of the order in which it appears.

•	Currency Risk: Investment in non-U.S. denominated securities involves increased risks due to fluctuations in exchange rates between the Fund’s base currency and the local currency of the investment. Due to currency fluctuations, there is more risk than an indirect investment in an equivalent security.
•	Depositary Receipts Risk: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.
•	Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.
•	Foreign Securities Risk: Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
•	Futures and Options Risks: Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Small Cap Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
•	Investment Company and Exchange-Traded Fund Risk: Investing in other investment companies involves the risk that an investment company, including any ETFs, in which the Small Cap Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Small Cap Fund must pay its pro rata portion of an investment company’s fees and expenses.
•	Management Risk: The Adviser may fail to implement the Small Cap Fund’s investment strategies and meet its investment objective.
•	General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility.
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As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to market volatility and may continue to do so.

•	Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Small Cap Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for Small Cap Fund shareholders.
•	Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.
•	Consumer Cyclical Sector Risk: Investments in the Consumer Cyclical sector involve risks associated with companies that manufacture products and provide discretionary services directly to the consumer. The risk associated with these companies is closely tied to the performance of the global economy, interest rates, competition, and consumer confidence.
•	Short Sales Risk: Engaging in short sales of securities that the Fund does not own subjects it to the risks associated with those securities. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, the Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

Performance. The following performance information provides some indication of the risks of investing in the Small Cap Fund. The bar chart below illustrates how Retail Class shares of the Small Cap Fund’s total returns have varied from year to year for the past 10 calendar years. The table below illustrates how the Small Cap Fund’s average annual total returns for 1-year, 5-year and 10-year periods compare with that of:

•	a broad-based securities market index that represents the overall domestic equity market (the “Regulatory Benchmark”) which the Fund has added to comply with new regulatory requirements and thus may not necessarily represent the Fund’s principal investment strategies; and
•	a small-capitalization domestic equity market index that the Adviser considers to be representative of the small-capitalization domestic equity markets and the Fund’s principal investment strategies. The Adviser considers the small-capitalization domestic equity markets index to continue to be the appropriate benchmark index for the Fund for performance comparison.

The Small Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.hodgescapital.com/mutual-funds.

Prior performance shown below is for the Predecessor Small Cap Fund (the Hodges Small Cap Fund, a former series of Professionally Managed Portfolios), for dates prior to September 25, 2023. The Hodges Small Cap Fund has adopted the performance of the Predecessor Small Cap Fund as a result of a reorganization in which the Small Cap Fund has acquired all the assets and liabilities of the Predecessor Small Cap Fund (the “Reorganization”). Prior to the Reorganization, the Small Cap Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The Small Cap Fund’s portfolio management team served as the portfolio management team of the Predecessor Small Cap Fund and has been the Small Cap Fund’s portfolio management team since inception.

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Calendar Year Returns as of December 311

The Small Cap Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended June 30, 2024, was 7.28%.

Highest Quarterly Return:	2Q, 2020	40.59%
Lowest Quarterly Return:	1Q, 2020	-39.63%
1	The returns shown in the bar chart are for Retail Class shares. The performance of Institutional Class shares will differ due to differences in expenses.

Average Annual Total Returns for the periods ended December 31, 2023

	One Year	Five Years	Ten Years
Small Cap Fund
Retail Class Shares
Return Before Taxes	14.86%	13.25%	6.71%
Return After Taxes on Distributions	13.46%	11.13%	5.19%
Return After Taxes on Distributions and Sale of Fund Shares	9.67%	10.21%	5.05%
Institutional Class Shares
Return Before Taxes	15.09%	13.54%	7.00%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes) (Regulatory Benchmark)	26.29%	15.69%	12.03%
Russell 2000® Total Return Index (reflects no deduction for fees, expenses or taxes)	16.93%	9.97%	7.16%

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index.

The Russell 2000 Total Return is a stock index that tracks 2,000 small cap companies in the United States. A small cap stock is a company with a market capitalization less than $2 billion. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

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Investment Adviser. Hodges Capital Management, Inc. serves as the Small Cap Fund’s investment adviser.

Portfolio Managers. The following individuals serve as the Small Cap Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Small Cap Fund since
Craig D. Hodges	Chief Investment Officer/ Chief Executive Officer	Since Inception (2007) for the Predecessor Hodges Small Cap Fund
Eric J. Marshall, CFA	President	Since Inception (2007) for the Predecessor Hodges Small Cap Fund
Gary M. Bradshaw	Senior Vice President	Since Inception (2007) for the Predecessor Hodges Small Cap Fund

Purchase and Sale of Fund Shares. You may purchase or redeem Fund shares on any business day by written request via mail (The Hodges Small Cap Fund, c/o Ultimus Fund Solutions, LLC, (P.O. Box 46707, Cincinnati, OH 45246-0707), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Small Cap Fund	Retail Class: $1,000 Institutional Class: $1,000,000	Retail Class: $100 Institutional Class: $100

Tax Information. The Small Cap Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Small Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Fund and its related companies may pay the intermediary for the sale of Small Cap Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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